                                                                   EXHIBIT 10.39

                                     MASTER
                                   CONVEYANCE


         SHANA PETROLEUM COMPANY, a Mississippi corporation (herein called "Grantor"), whose address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153, for Ten Dollars and other good and valuable considerations (the receipt and sufficiency of which is hereby acknowledged), does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto GASCON PARTNERS, a New York general partnership, whose address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153 (herein called "Grantee") the following described properties, rights and interests (the "Assets"):

(a) All of Grantor's undivided right, title and interest in the sole membership interest in Shana National LLC, a Delaware limited liability company.


         TO HAVE AND TO HOLD the Assets unto Grantee, its successors and assigns, forever.

         THIS CONVEYANCE IS MADE WITHOUT WARRANTIES OR REPRESENTATIONS OF ANY KIND, ALL REPRESENTATIONS AND WARRANTIES BEING EXPRESSLY DISCLAIMED, EXCEPT
THAT GRANTOR WARRANTS AND AGREES TO DEFEND TITLE TO THE ASSETS AGAINST THE LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS CLAIMING THE SAME OR ANY PART THEREOF BY, THROUGH, OR UNDER GRANTOR, BUT NOT OTHERWISE, AND SPECIFICALLY IN THIS CONNECTION, BUT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL EQUIPMENT, OTHER PERSONAL PROPERTY, AND FIXTURES SOLD AND CONVEYED TO GRANTEE ARE SOLD AND CONVEYED ON AN "AS IS" AND "WHERE IS" BASIS, AND GRANTOR EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE ASSETS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. GRANTEE SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE ASSETS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS OR OTHER MANMADE FIBERS OR NATURALLY OCCURRING RADIOACTIVE MATERIALS ("NORM") IN, ON OR UNDER THE ASSETS. GRANTEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE ASSETS, AND GRANTEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, GRANTOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO GRANTEE IN CONNECTION WITH THIS CONVEYANCE INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE ASSETS OR THE ABILITY OR POTENTIAL OF THE ASSETS TO

PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE ASSETS OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO GRANTEE BY GRANTOR OR BY GRANTOR'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED BY GRANTOR OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO GRANTEE SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST GRANTOR AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT GRANTEE'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

         This conveyance is made with subrogation of Grantee as to any representations and warranties heretofore made by others relative to the Assets.

         IN WITNESS WHEREOF this Conveyance has been executed and delivered on September 12, 2001, for all purposes, as of 7:00 a.m. local time at the locations of the Assets, respectively on May 1, 2001.

                                          GRANTOR:
                                          SHANA PETROLEUM COMPANY


                                          By: /s/ EDWARD E. MATTNER
                                             ----------------------------------
                                          Name:   Edward E. Mattner
                                          Title:  President




                                          GRANTEE:
                                          GASCON PARTNERS
                                          By:  Astral Gas Corp, Partner

                                          By: /s/ EDWARD E. MATTNER
                                             ----------------------------------
                                          Name:   Edward E. Mattner
                                          Title:  President


         [Master Conveyance Shana Petroleum Company - Gascon Partners]

                                ACKNOWLEDGMENTS



STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )

         Before me, the undersigned Notary Public in and for said County and State on this day personally appeared Edward E. Mattner, to me personally known, who, being by me fully sworn, did say that he is the President of Shana Petroleum Company, a Mississippi corporation, and that the foregoing instrument was signed on behalf of the corporation as the free act and deed of the corporation.

         Given under my hand and official seal this 12th day of September, 2001.




                             /s/ DOLORES TOOMEY
                          ----------------------------------------------
                          Notary Public in and for the State of New York

                                                     DOLORES TOOMEY
                                             Notary Public, State of New York
                                                     No. 41-4771811
                                               Qualified in Queens County
                                             Commission Expires May 31, 2002



STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )


         Before me, the undersigned Notary Public in and for said County and State on this day personally appeared Edward E. Mattner, to me personally known, who, being by me fully sworn, did say that he is the President of Astral Gas Corp., a Delaware corporation, and that the foregoing instrument was signed on behalf of the corporation as the free act and deed of the corporation.

         Given under my hand and official seal this 12th day of September, 2001.



                              /s/ DOLORES TOOMEY
                          ----------------------------------------------
                          Notary Public in and for the State of New York

                                                     DOLORES TOOMEY
                                             Notary Public, State of New York
                                                     No. 41-4771811
                                               Qualified in Queens County
                                             Commission Expires May 31, 2002

                                    EXHIBIT A

                            SHANA PETROLEUM COMPANY.
                            PROPERTIES CONTRIBUTED TO
                                 NEG HOLDING LLC
                                   MAY 1, 2001